SEGMENT REPORTING	12 Months Ended
Dec. 31, 2020
SEGMENT REPORTING
SEGMENT REPORTING

30. SEGMENT REPORTING

The Group operates in one segment whose business is developing and operating online games and related services. The Group’s chief operating decision maker is the chief executive officer, who reviews consolidated results when making decisions about allocating resources and assessing performance of the Group. The Group generates its revenues from customers in the Greater China (including PRC, Taiwan, Hong Kong and Macau) and other areas for the years ended December 31, 2018, 2019 and 2020.

The following geographic area information includes net revenues based on location of players for the years ended December 31, 2018, 2019 and 2020:

	2018	2019	2020	2020
	RMB	RMB	RMB	US$
				(Note 3)
Greater China	16,430,205	182,107	625,488	95,860
Other areas	1,001,653	159,388	—	—
Total	17,431,858	341,495	625,488	95,860

The majority of the Group’s assets is located in Greater China.